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Exhibit 10.2(b)

SECOND AMENDMENT
TO 2001 LP CANADA CREDIT AGREEMENT
(Dated for reference November 30, 2001)

THIS SECOND AMENDMENT TO 2001 LP CANADA CREDIT AGREEMENT is dated for reference Novembe 27, 2002

AMONG:

  LOUISIANA-PACIFIC CANADA LTD., a British Columbia company having an office at 2100 - 1075 West Georgia Street, Vancouver, British Columbia, V6E 3G2

AND:

  LOUISIANA-PACIFIC CORPORATION, a Delaware corporation having an office at 1200, 805 S.W. Broadway, Portland, Oregon, U.S.A., 97205

AND:

  ROYAL BANK OF CANADA, a Canadian chartered bank, having its head office in Montreal, Quebec, and a branch office at 1025 West Georgia Street, Vancouver, British Columbia, V6E 3N9

WHEREAS:

A.    The parties entered into a credit agreement dated for reference November 30, 2001, which credit agreement was amended by a Waiver and First Amendment dated as of July 23, 2002 (together the "Credit Agreement");

B.    The parties have agreed to amend and restate the Credit Agreement as provided in this agreement ("Amendment Agreement").

WITNESSETH THAT in consideration of the mutual covenants and agreements herein, the parties covenant and agree as follows:

1.    Interpretation

        1.1    Words with an initial capital letter which are not otherwise defined in the Amendment Agreement have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

        1.2    The Amendment Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable in that Province.

        1.3    Wherever the singular or the masculine are used in the Amendment Agreement, the same shall be deemed to include the plural or the feminine or vice versa and a body politic or corporate where the context or the parties so require.

        1.4    Unless otherwise specified all statements of, or references to dollar amounts in this Amendment Agreement without currency specification shall refer to Canadian Funds.

2.    Representations and Warranties

        Each of the Borrower and the Guarantor severally represents and warrants to Royal that the execution and delivery of the Amendment Agreement and any required exhibits will not contravene a provision of any regulation, order or permit applicable to it or cause a conflict with or contravention of its constating documents or cause a breach of or constitute a default under or require any consent under any instrument or agreement to which it is a party or by which it is bound except such as have been obtained or waived, as the case may be.

3.    Amendment

        If the conditions set forth in §4 of the Amendment Agreement have been met or waived then, as of the Effective Time specified in §5.2, the Credit Agreement shall be amended and restated as set forth in Exhibit I and the schedules attached thereto ("2002 LP Canada Agreement").

4.    Conditions Precedent

        Royal shall have no obligation to amend and restate the Credit Agreement, as provided by this Amendment Agreement and this Amendment Agreement shall not become effective, unless on or prior to the Satisfaction Date specified in §5.2 it shall have received:

  (a)
  the Amendment Agreement duly executed by the Borrower and the Guarantor;

  (b)
  the 2002 LP Canada Agreement duly executed by the Borrower and the Guarantor;

  (c)
  certified copies of authorizing resolutions of the boards of directors of the Borrower and the Guarantor or of a duly constituted and authorized committee of the board of directors of the Borrower or the Guarantor, as the case may be, both in form and content satisfactory to Royal and its counsel, authorizing the execution and delivery of the Amendment Agreement and the 2002 LP Canada Agreement;

  (d)
  a notice of agreement and confirmation in substantially the form of Exhibit II, III and IV from respectively the Guarantor, LP Engineered Wood Products Ltd. and Louisiana-Pacific B.C. Forest Products Limited, and

  (e)
  the amendment fee of $50,000.

5.    General

        5.1    The Amendment Agreement may be executed in one or more counterparts or facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute one document in writing.

        5.2    the Amendment Agreement shall be effective as of 23:59 hours, local Vancouver time, on the date as of which the Amendment Agreement is executed ("Effective Time") if on or prior to November 27, 2002 or such earlier or later date as may be agreed among Royal, the Borrower and the Guarantor ("Satisfaction Date"), royal shall have received the documents and payment described in §4.

        5.3    The Borrower and the Guarantor will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents (including certificates, declarations, affidavits, reports and opinions) and things as Royal may reasonably require for the purpose of giving effect to the Amendment Agreement and the 2002 LP Canada Agreement.

The Amendment Agreement has been executed as of the 27th day of November, 2002.

The COMMON SEAL of LOUISIANA-)		Address for Notice
PACIFIC CANADA LTD. was hereunto affixed	)	c/o Louisiana-Pacific Corporation
in the presence of:	)	1200, 805 S.W. Broadway
	)	Portland, Oregon
	)	U.S.A. 97205
)
Authorized Signatory	)	Phone: (503) 821-5100
	)	Fax: (503) 821-5322
	)	Attention: Vice-President and C.F.O.
)
	)	With a copy to
Authorized Signatory	)	Fasken, Martineau, DuMoulin LLP
	)	2100-1075 West Georgia Street
	)	Vancouver, British Columbia
	)	V6E 3G2
)
	)	Phone: (604) 631-3131
	)	Fax: (604) 631-3232
	)	Attention: J. S. McKercher or D. J. Weaver
The COMMON SEAL of LOUISIANA-)		Address for Notice
PACIFIC CORPORATION was hereunto	)	Louisiana-Pacific Corporation
Affixed in the presence of:	)	Suite 1200, 805 S.W. Broadway
	)	Portland, Oregon
	)	U.S.A. 97205
)
Authorized Signatory	)	Phone: (503) 821-5100
	)	Fax: (503) 821-5322
	)	Attention: Vice President and C.F.O.
)
)
Authorized Signatory	)
ROYAL BANK OF CANADA		)	RBC Capital Markets
		)	Suite 2100, Park Place
		)	666 Burrard Street
		)	Vancouver, British Columbia
By:
		)	V6C 3B1
	Gerry Derbyshire	)	Attention: Managing Director
	Managing Director	)
		)	Phone: (604) 257-7100
		)	Fax: (604) 665-6465

EXHIBIT I

AMENDED AND RESTATED 2001 LP CANADA CREDIT AGREEMENT

Dated for Reference November 30, 2001
(amended and restated by an Amendment Agreement
dated for reference November 27, 2002)

AMONG:

LOUISIANA-PACIFIC CANADA LTD.

AND:

LOUISIANA-PACIFIC CORPORATION

AND:

ROYAL BANK OF CANADA

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  Exhibit 10.2(b)